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                                                                    Exhibit 99.1

         SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT WAIVER


     WAIVER, dated as of January 7, 2003 (this "Waiver Agreement"), to the Second Amended and Restated Loan and Security Agreement, dated as of October 29, 2001 (as heretofore or hereafter amended, supplemented and otherwise modified, the "Agreement"), among Woodworkers Warehouse, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders") and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Lenders are parties to the Agreement;

     WHEREAS, the Borrower has requested that the Lenders waive a certain Event of Default under the Agreement, and the Lenders are willing to do so, on the terms and conditions as hereinafter set forth;

     WHEREAS, the Borrower acknowledges that in consideration for the waiver granted herein by the Lenders of the Event of Default under the Agreement as described herein, the Borrower has agreed to enter into an amendment to the Agreement on or before February 28, 2003, which shall contain terms and conditions reasonably satisfactory to the Lenders.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed thereto in the Agreement.

     2. Waiver of Certain Covenant. The Borrower has acknowledged and agreed with the Lenders that the Borrower failed to comply with the EBITDA requirements of Section 10.26 of the Agreement for the period ending November 23, 2002. The Borrower's failure to comply with the foregoing covenant constitutes an Event of Default under the Agreement and the Loan Documents. The Borrower has requested that the Lenders waive this Event of Default. In reliance upon the Borrower's representations and warranties and subject to the terms and conditions herein set forth, the Lenders agree to grant a waiver of Borrower's non-compliance with the covenant and the Event of Default that has resulted from the violation of such covenant solely for the above-referenced period. The Borrower agrees that it will hereafter comply fully with all other covenants and all other provisions of the Agreement and the other Loan Documents, which remain in full force and effect. This Waiver Agreement shall not constitute (a) a modification or an alteration of the terms, conditions or covenants of the Agreement or the other Loan Documents or (b) a waiver, release or

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limitation upon the Lenders' exercise of any of its rights and remedies thereunder, which are hereby expressly reserved. This Waiver Agreement shall not relieve or release the Borrower in any way from any of its respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Event of Default thereunder, except as expressly described above. This Waiver Agreement shall not obligate the Lenders, or be construed to require the Lenders, to waive any other Event of Default or default, whether now existing or which may occur after the date of this Waiver Agreement.

     3. Representations and Warranties. To induce the Lenders to enter into this Waiver Agreement, the Borrower hereby represents and warrants as follows, with the same effect as if such representations and warranties were set forth in the
Agreement:

            (1) The Borrower has the power and authority to enter into this Waiver Agreement and has taken all corporate action required to authorize the Borrower's execution, delivery and performance of this Waiver Agreement. This Waiver Agreement has been duly executed and delivered by the Borrower, and the Agreement and the other Loan Documents constitutes the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. The execution, delivery, and performance of this Waiver Agreement, the Agreement and the other Loan Documents, by the Borrower will not violate its certificate of incorporation or by-laws or any material agreement or legal requirement binding on the Borrower.

            (ii) On the date hereof and after giving effect to the terms of this Waiver Agreement, (A) the Agreement and the other Loan Documents are in full force and effect and constitute binding obligations, enforceable against the Borrower in accordance with their respective terms; (B) no Default or Event of Default has occurred and is continuing; and (C) the Borrower has no defense to or setoff, counterclaim or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

     4. Limited Effect. Except as expressly waived hereby, all of the covenants, representations and warranties (including, without limitation, those found in Section 9.1), and provisions of the Agreement are and shall continue to be in full force and effect. Upon the effectiveness of this Waiver Agreement, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as affected by the waiver in Section 2 hereof.

     5. GOVERNING LAW. THIS WAIVER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

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     6. Counterparts. This Waiver Agreement may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     7. Amendment. No modification or waiver of any provision of this Waiver Agreement, or any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                               "BORROWER"

                               Woodworkers Warehouse, Inc.

                               By /s/ Rick C.Welker
                                 -----------------------------------------------
                                 Name: Rick C. Welker
                                 Title: Vice President & Chief Financial Officer

                               "AGENT"

                               Bank of America, N.A.
                                as the Agent

                               By /s/ William J. Wilson
                                 -----------------------------------------------
                                 Name: William J. Wilson
                                 Title: Vice President

                               "LENDERS"

                               Bank of America, N.A.
                                as a Lender

                               By /s/ William J. Wilson
                                 -----------------------------------------------
                                 Name: William J. Wilson
                                 Title: Vice President

                               Foothill Capital Corporation

                               By /s/ Juan Barrera
                                 -----------------------------------------------
                                 Name: Juan Barrera
                                 Title: Assistant Vice President

                               Transamerica Business Capital Corporation

                               By: /s/ Michael S. Burns
                                 -----------------------------------------------
                                  Name: Michael S. Burns
                                  Title: Senior Vice President

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